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                                                                   Exhibit 10.23

                  MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT,
                FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION

          (THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS)

            This Mortgage, Deed of Trust, Security Agreement, Financing Statement, and Assignment of Production (this "Deed of Trust") is executed pursuant to the Credit Agreement dated as of as of December 19, 2002, by and among PRIMEENERGY CORPORATION, a Delaware corporation ("Prime"), PRIMEENERGY MANAGEMENT CORPORATION, a New York corporation ("PEMC") (Prime and PEMC herein collectively, "Mortgagor"), PRIME OPERATING COMPANY, a Texas corporation ("POC"), EASTERN OIL WELL SERVICE COMPANY, a West Virginia corporation ("Eastern"), and SOUTHWEST OILFIELD CONSTRUCTION COMPANY, an Oklahoma corporation ("Southwest") (Prime, PEMC, POC, Eastern and Southwest herein collectively, "Borrowers"), and GUARANTY BANK, FSB, a federal savings bank, individually as a Lender and as Agent for the lenders signatory thereto from time to time (the "Lenders") (as amended, restated, or supplemented from time to time, the "Credit Agreement"). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

            Mortgagor, acting herein by and through its proper officers who have heretofore been duly authorized, and with its principal office in Stamford, Connecticut, and whose mailing address is One Landmark Square, Suite 1100, Stamford, Connecticut 06901-2605, hereby agrees as follows:

                                   ARTICLE 1

                                      GRANT

            1.1 Lien. Mortgagor, for valuable consideration, the receipt of which is hereby acknowledged, and in consideration of the debt and trust hereinafter mentioned, has granted, bargained, sold, conveyed, transferred and assigned, and by these presents does grant, bargain, sell, convey, transfer and assign to Arthur R. Gralla, Jr., Trustee, whose address is c/o Guaranty Bank, FSB, 333 Clay Street, Suite 4400, Houston, Texas 77002-4103, and his successors and substitutes in trust, as hereinafter provided (the "Trustee"), for the benefit of Guaranty Bank, FSB, as Agent for the lenders, with banking quarters in Houston, Harris County, Texas, the mailing address for which is 333 Clay Street, Suite 4400, Houston, Texas 77002-4103 ("Mortgagee"), the following described Property:

            (a) all right, title, and interest, whether now owned and existing or hereafter acquired or arising, of Mortgagor in and to the leases, rights of way, easements, or other documents described in Exhibit A attached hereto and incorporated herein for all purposes or described or referred to in the documents described in Exhibit A, without regard to any surface acreage and/or depth limitations set forth in Exhibit A, and all renewals and extensions thereof and all new leases, rights of way, easements, or other documents (i) in which an interest is acquired by Mortgagor after the termination or expiration of any lease, right of way, easement, or other document described or referred to in Exhibit A, and
      (ii) that covers all or any

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      part of the Property described in and covered by such terminated or expired lease, right of way, easement, or other document, to the extent, and only to the extent, such new leases, rights of way, easements, or other documents may cover such Property (all of the foregoing in this subsection (a) being the "Leases");

            (b) all right, title, and interest, whether now owned and existing or hereafter acquired or arising, of Mortgagor in and to the lands subject to the Leases or otherwise described or referred to in Exhibit A, without regard to any surface acreage and/or depth limitations set forth in Exhibit A (the "Lands"), including, without limitation, the oil, gas, mineral, and leasehold estates in and to the Lands;

            (c) all right, title, and interest, whether now owned and existing or hereafter acquired or arising, of Mortgagor in and to any of the oil, gas, and minerals in, on, or under the Lands, including, without limitation, all contractual rights, fee interests, leasehold interests, overriding royalty interests, non-participating royalty interests, mineral interests, production payments, net profits interests, or any other interest measured by or payable out of production of oil, gas, or other minerals from the Leases and/or Lands;

            (d) all of the foregoing interests of Mortgagor as such interests may be enlarged by the discharge of any payments out of production or by the removal of any charges or encumbrances;

            (e) all right, title, and interest, whether now owned and existing or hereafter acquired or arising, of Mortgagor in, to, and under or derived from any present or future operating, farmout, bidding, pooling, unitization, and communitization agreements, assignments, and subleases, whether or not described in Exhibit A, to the extent, and only to the extent, that such agreements, assignments, and subleases cover or include any right, title, and interest, whether now owned and existing or hereafter acquired or arising, of Mortgagor in and to all or any portion of the Leases and/or the Lands, and all units created by any such pooling, unitization, and communitization agreements and all units formed under orders, regulations, rules, or other official acts of any Governmental Authority having jurisdiction, to the extent and only to the extent that such units cover or include all or any portion of the Leases and/or the Lands;

            (f) all right, title, and interest, whether now owned and existing or hereafter acquired or arising, of Mortgagor in, to, and under or derived from all presently existing and future advance payment agreements, oil, casinghead gas, and gas sales, exchange, and processing contracts and agreements, including, without limitation, those contracts and agreements that are described or referred to in Exhibit A, to the extent, and only to the extent, those contracts and agreements cover or include all or any portion of the Leases and/or the Lands; and


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            (g) all right, title, and interest, whether now owned and existing or hereafter acquired or arising, of Mortgagor in, to, and under or derived from all existing and future permits, licenses, easements, and similar rights and privileges that relate to or are appurtenant to any of the Leases and/or the Lands.

            1.2 Security Interest. Mortgagor, for the same consideration, hereby grants to Mortgagee a continuing security interest in all improvements and all personal Property of any kind or character defined in and subject to the provisions of the Uniform Commercial Code ("UCC"), including, but not limited to, substitutions and replacements for, accessions to, and the proceeds and products from any and all of such improvements and personal Property, as well as any and all "as-extracted collateral" as such term is defined in the UCC, whether now owned and existing or hereafter acquired or arising, and situated on any of the Lands, including, but not limited to, pipe, casing, tubing, rods, storage tanks, boilers, loading racks, pumps, foundations, warehouses, and all other personal Property and equipment of every kind and character upon, incident, appurtenant, or belonging to and used in connection with the interest of Mortgagor, whether now owned and existing or hereafter acquired or arising, in the Lands and/or the Leases, including all oil, gas, and other minerals produced or to be produced to the account of Mortgagor from the Lands and all accounts receivable, general intangibles, and contract rights of Mortgagor in connection with the Lands and/or the Leases and all proceeds, products, substitutions, and exchanges thereof (the Lands, the Leases, and the real and personal Property interests described in this Section being the "Mortgaged Property").

            1.3 Assignment of Security. Mortgagor, for the same consideration, hereby grants to Mortgagee any and all rights of Mortgagor to Liens securing payment of proceeds from the sale of production from the Mortgaged Property.

            1.4 After-Acquired Property. Mortgagor, for the same consideration, hereby grants, bargains, sells, conveys, transfers, and assigns to the Trustee or grants to Mortgagee a continuing security interest in, as the case may be, all additional right, title, or interest which Mortgagor may hereafter acquire or become entitled to in the interests, Properties, Lands, Leases, and premises aforesaid, and in the oil, gas, or other minerals in and under or produced from or attributable to any of the Lands or Leases, which additional right, title, and interest, when acquired, shall constitute "Mortgaged Property," the same as if expressly described and conveyed herein.

            1.5 Habendum. TO HAVE AND TO HOLD all and singular the Mortgaged Property and all other Property which, by the terms hereof, has or may hereafter become subject to the Liens of this Deed of Trust, together with all rights, hereditaments, and appurtenances in anywise belonging thereto, to the Trustee or Mortgagee, as the case may be, or the successors or assigns of either of them forever.


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                                   ARTICLE 2

                              INDEBTEDNESS SECURED

            This conveyance is made, IN TRUST, HOWEVER, to secure and enforce the payment of the following indebtedness, obligations, and liabilities:

            2.1 Specific Obligations. The Obligations, including, without limitation, the indebtedness evidenced by (a) the Credit Agreement, (b) the Promissory Note dated December 19, 2002, executed by Borrowers to the order of the Lenders pursuant to the Credit Agreement in the aggregate face amount of up to $50,000,000, bearing interest and being payable as provided therein or as provided in the Credit Agreement, with a final maturity of December 19, 2004, and (c) Promissory Note dated December 19, 2002, executed by Borrowers in the order of the Lenders pursuant to the Credit Agreement in the face amount of $4,000,000, bearing interest and being payable as provided therein or as provided in the Credit Agreement, with a final maturity of December 19, 2004.

            2.2 Additional Indebtedness.

            (a) Payment of and performance of any and all present or future obligations of Borrowers under Commodity Hedge Agreements, as defined in the Credit Agreement.

            (b) Payment of and performance of any and all present or future obligations of Borrowers under any Rate Management Transaction, as defined in the Credit Agreement, entered into by and between Borrowers and a Lender.

            (c) Payment of and performance of any and all present or future obligations of Borrowers under any guaranty in favor of Lenders of any of the Borrowers' subsidiary's obligations under Commodity Hedge Agreements and Rate Management Transactions and all present or future obligations of Borrowers or Borrowers' subsidiaries under Commodity Hedge Agreements and Rate Management Transactions.

            2.3 Other and Further Indebtedness. This Deed of Trust is intended to secure a revolving credit line as set forth in the Credit Agreement. If intermediate paydowns by Borrowers reduce the outstanding Indebtedness to zero, it is intended that the Liens created under this Deed of Trust shall remain in full force and effect as long as any Commitment exists. In addition, it is contemplated that Borrowers may from time to time borrow additional sums of money from or otherwise be or become obligated to Lenders. This Deed of Trust is given to secure any and all indebtedness of Borrowers, present or future, either direct or indirect, primary or secondary, fixed or contingent, which Borrowers may now or hereafter owe, or as to which Borrowers may in any manner become obligated to Lenders for payment, including, without limitation, indebtedness arising by way of guaranty as to obligations of another to Lenders and indebtedness originally owed to a party other than Lenders but which becomes owing to Lenders as the result of Lenders having


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acquired the right to payment thereof. This Deed of Trust shall likewise secure not only the above described indebtedness, but any and all renewals for any period, extensions, and rearrangements of all or any portion thereof; and the Liens under this Deed of Trust shall be cumulative of all other Liens and security of any and every other kind or character whatsoever securing the above-described indebtedness. Notwithstanding the foregoing, it is not the intention of the parties hereto to extend the Liens of this Deed of Trust so as to violate, or give rise to an allegation of violation of, any provision of any statute, regulation, rule, ordinance or order of any applicable jurisdiction, or any agency or subdivision of any of such jurisdictions. In this connection, this Deed of Trust shall not, solely as to the relevant indebtedness, serve as security for any indebtedness when for it to do so would violate any provision of any statute, regulation, rule, ordinance or order of any applicable jurisdiction, or any agency or subdivision of any of such jurisdictions.

            2.4 Indebtedness. The word "Indebtedness" wherever used in this Deed of Trust shall refer to all present and future debts, obligations, and liabilities described or referred to in this Article 2, subject, however, to the limitations provided hereinabove in this Article 2.

                                   ARTICLE 3

                                   WARRANTIES

            3.1 Warranty of Title. Mortgagor hereby binds itself, its legal representatives, successors, and assigns, to warrant and forever defend all and singular the Mortgaged Property to the Trustee and the successors and assigns of the Trustee forever against every Person whomsoever lawfully claiming or to claim the same or any part thereof. Notwithstanding that this Deed of Trust covers all of the right, title, and interest, whether now owned and existing or hereafter acquired or arising, of Mortgagor in and to the Mortgaged Property, Mortgagor, for itself, its legal representatives, successors, and assigns, further covenants, represents, and warrants that Mortgagor has good and indefeasible title to the Mortgaged Property and that the interests of Mortgagor in and to the Leases and/or Lands described in Exhibit A are not greater than the working interest nor less than the net revenue interest, overriding royalty interest, net profit interest, production payment interest, royalty interest, or other interest payable out of or measured by production set forth in connection with each oil and gas well described in Exhibit A. In the event Mortgagor owns any other or greater interest, such additional interest is nonetheless included in, covered by, and subject to the liens and security interests created by this Deed of Trust.

            3.2 Additional Warranties. In consideration of the Indebtedness, Mortgagor, for itself, its legal representatives, successors, and assigns, covenants, represents, and warrants that:

            (a) Leases in Effect. All of the Leases specifically described or referred to in Exhibit A are in full force and effect. All covenants, express or implied, in respect of the Leases specifically described or referred to in Exhibit A, or of any assignment of any of such Leases, which may affect the validity of any of such Leases, have been performed insofar as such Leases pertain to the Lands.


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            (b) Interests Free of Liens. The interests of Mortgagor in the
      Mortgaged Property are free and clear of all Liens except for Permitted Liens. All gross production taxes and all taxes as to which non-payment could result in a Lien against any of the Mortgaged Property have been paid.

            (c) Representations and Warranties. As of the date hereof, all representations and warranties of Mortgagor set forth in the Credit Agreement are true and correct in all material respects, except to the extent such representations and warranties relate solely to an earlier date, and all such representations and warranties are hereby remade by Mortgagor to Mortgagee.

                                   ARTICLE 4

                             COVENANTS OF MORTGAGOR

            In consideration of the Indebtedness, Mortgagor, for itself, its legal representatives, successors, and assigns, covenants and agrees as follows:

            4.1 Maintenance of Leases. Mortgagor will keep and continue all Leases, estates, and interests herein described and all contracts and agreements relating thereto in full force and effect in accordance with the terms thereof and will not permit the same to lapse or otherwise become impaired for failure to comply with the obligations thereof, whether express or implied. In this connection, Mortgagor shall not release any of the Leases without the prior written consent of Mortgagee.

            4.2 Maintenance of Property. Mortgagor will keep and maintain all improvements, personal Property, and equipment now or hereafter situated on the Lands and constituting a portion of the Mortgaged Property and used or obtained in connection therewith in good repair and condition, ordinary wear and tear excepted, and will not tear down or remove the same or permit the same to be torn down or removed without the prior consent of Mortgagee, except in the usual course of operations as may be required for replacement when otherwise in compliance with the provisions of this Deed of Trust and the Credit Agreement.

            4.3 Pooling or Unitization. Mortgagor will not, without the prior written consent of Mortgagee, pool or unitize all or any part of the Mortgaged Property where the pooling or unitization would result in the diminution of the net revenue interest of Mortgagor in production from the pooled or unitized lands attributable to the Mortgaged Property constituting a portion of such pooled or unitized lands. Immediately after the formation of any pool or unit in accordance herewith, Mortgagor will furnish to Mortgagee a conformed copy of the pooling agreement, declaration of pooling, or other instrument creating the pool or unit. The interest of Mortgagor included in any pool or unit attributable to the Mortgaged Property or any part thereof shall become a part of the Mortgaged Property and shall be subject to the Liens hereof in the same manner and with the same effect as though the pool or unit and the interest of Mortgagor therein were specifically described in Exhibit A. In the event any proceedings of any Governmental Authority which could result in pooling


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or unitizing all or any part of the Mortgaged Property are commenced, Mortgagor shall give immediate written notice thereof to Mortgagee. Any pooling or unitization of all or any part of the Mortgaged Property in violation of this Section shall be of no force or effect against the Trustee or Mortgagee.

            4.4 Operation of Mortgaged Property. Mortgagor will operate or, to the extent that the right of operation is vested in others, will exercise its best efforts to require the operator to operate the Mortgaged Property and all wells now or hereafter located thereon continuously and in a prudent and workmanlike manner in accordance with the best usage of the field and in accordance with all applicable Requirements of Law. Mortgagor will comply with all terms and conditions of the Leases and each assignment or contract obligating Mortgagor in any way with respect to the Mortgaged Property; but nothing herein shall be construed to empower Mortgagor to bind the Trustee or Mortgagee to any contract or obligation or render the Trustee or Mortgagee in any way responsible or liable for bills or obligations incurred by Mortgagor.

            4.5 Compliance with Operating Agreements. Mortgagor agrees to promptly pay all bills for labor and materials incurred in the operation of the Mortgaged Property and will promptly pay its share of all costs and expenses incurred under any joint operating agreement affecting the Mortgaged Property or any portion thereof; will furnish Mortgagee, as and when requested, full information as to the status of any joint account maintained with others under any such operating agreement; will not take any action to incur any liability or Lien thereunder; and will not enter into any new operating agreement or any amendment of any existing operating agreement affecting the Mortgaged Property without the prior written consent of Mortgagee. Furthermore, Mortgagor will not consent or agree to participate in any proposed operation under any presently existing operating agreement affecting the Mortgaged Property unless Mortgagor obtains the prior written consent of Mortgagee and, if requested by Mortgagee, deposits with the operator or Mortgagee, where Mortgagor is a non-operator, or with Mortgagee, where Mortgagor is an operator, Mortgagor's share of the estimated cost of the proposed operation prior to electing to participate in the operation. To the extent that Mortgagor is unable to consent to any proposed operation with respect to any of the Mortgaged Property, prior to electing not to participate in the proposed operation, Mortgagor will use its best efforts, to the extent practicable and to the extent allowed to do so under the relevant operating agreement or other applicable contract, to farmout to others acceptable to Mortgagee, on the best terms obtainable and acceptable to Mortgagee, the interest or relevant portion of the interest of Mortgagor in the proposed operation.

            4.6 Access to Mortgaged Property. Mortgagor will permit Mortgagee and its accredited agents, representatives, attorneys and employees, at the expense of Mortgagor, at all times to go upon, examine, inspect, conduct environmental audits and other testing of, and remain on, the Mortgaged Property, and to go upon the derrick floor of any well at any time drilled or being drilled thereon, and will furnish Mortgagee, upon request, all pertinent information regarding the development and operation of the Mortgaged Property.

            4.7 Waivers. Mortgagor hereby expressly waives, to the full extent permitted by applicable law, any and all rights or privileges of marshalling of assets, sale in inverse order of alienation, notices, appraisements, redemption, and any prerequisite in the event of foreclosure of the


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Liens created herein. Mortgagee at all times shall have the right to release any part of the Mortgaged Property now or hereafter subject to the Liens of this Deed of Trust, any part of the proceeds of production or other income herein or hereafter assigned or pledged, or any other security it now has or may hereafter have securing the Indebtedness, without releasing any other part of the Mortgaged Property, proceeds, or income, and without affecting the Liens hereof as to the part or parts of the Mortgaged Property, proceeds, or income not so released or the right to receive future proceeds and income.

            4.8 Compliance with Laws. Mortgagor will comply with all Requirements of Law applicable to the Mortgaged Property and the operations conducted thereon, including, without limitation, the Natural Gas Policy Act of 1978, as amended, and Environmental Laws; and cause all employees, crew members, agents, contractors, sub-contractors, and future lessees (pursuant to appropriate lease provisions) of Mortgagor, while such Persons are acting within the scope of their relationship with Mortgagor, to comply with all such Requirements of Law as may be necessary or appropriate to enable Mortgagor to so comply.

            4.9 Hazardous Substances Indemnification. MORTGAGOR HEREBY INDEMNIFIES AND HOLDS MORTGAGEE AND THE LENDERS AND THEIR RESPECTIVE SHAREHOLDERS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS-IN-FACT, AND AFFILIATES AND THE TRUSTEE HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES, DAMAGES, LIABILITIES, FINES, PENALTIES, CHARGES, ADMINISTRATIVE AND JUDICIAL PROCEEDINGS AND ORDERS, JUDGMENTS, REMEDIAL ACTIONS, REQUIREMENTS AND ENFORCEMENT ACTIONS OF ANY KIND, AND ALL COSTS AND EXPENSES INCURRED IN CONNECTION THEREWITH (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND EXPENSES), ARISING DIRECTLY OR INDIRECTLY, IN WHOLE OR IN PART, FROM (A) THE PRESENCE OF ANY HAZARDOUS SUBSTANCES ON, UNDER, OR FROM ANY MORTGAGED PROPERTY, WHETHER PRIOR TO OR DURING THE TERM HEREOF, (B) ANY ACTIVITY CARRIED ON OR UNDERTAKEN ON OR OFF ANY MORTGAGED PROPERTY, WHETHER PRIOR TO OR DURING THE TERM HEREOF, AND WHETHER BY MORTGAGOR OR ANY PREDECESSOR IN TITLE, EMPLOYEE, AGENT, CONTRACTOR, OR SUBCONTRACTOR OF MORTGAGOR OR ANY OTHER PERSON AT ANY TIME OCCUPYING OR PRESENT ON ANY MORTGAGED PROPERTY, IN CONNECTION WITH THE HANDLING, TREATMENT, REMOVAL, STORAGE, DECONTAMINATION, CLEANUP, TRANSPORTATION, OR DISPOSAL OF ANY HAZARDOUS SUBSTANCES AT ANY TIME LOCATED OR PRESENT ON OR UNDER SUCH PROPERTY, (C) ANY RESIDUAL CONTAMINATION ON OR UNDER ANY MORTGAGED PROPERTY, (D) ANY CONTAMINATION OF ANY MORTGAGED PROPERTY OR NATURAL RESOURCES ARISING IN CONNECTION WITH THE GENERATION, USE, HANDLING, STORAGE, TRANSPORTATION, OR DISPOSAL OF ANY HAZARDOUS SUBSTANCE BY MORTGAGOR OR ANY EMPLOYEE, AGENT, CONTRACTOR, OR SUBCONTRACTOR OF MORTGAGOR WHILE SUCH PERSONS ARE ACTING WITHIN THE SCOPE OF THEIR RELATIONSHIP WITH MORTGAGOR, IRRESPECTIVE OF WHETHER ANY OF SUCH ACTIVITIES WERE OR WILL BE UNDERTAKEN IN ACCORDANCE WITH APPLICABLE REQUIREMENTS OF LAW, OR (E) THE PERFORMANCE AND ENFORCEMENT OF THIS DEED OF TRUST OR ANY OTHER ACT OR OMISSION IN CONNECTION WITH OR RELATED TO THIS DEED OF TRUST OR THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING, WITHOUT LIMITATION, ANY OF THE FOREGOING IN THIS SECTION ARISING FROM NEGLIGENCE, WHETHER SOLE OR CONCURRENT, ON THE PART OF MORTGAGEE OR ANY LENDER OR ANY OF THEIR RESPECTIVE SHAREHOLDERS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS-IN-FACT, OR AFFILIATES OR THE TRUSTEE; WITH THE FOREGOING INDEMNITY SURVIVING SATISFACTION OF THE INDEBTEDNESS, THE TERMINATION OF THE CREDIT AGREEMENT, AND THE RELEASE OF THE LIENS CREATED HEREBY.


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            4.10 Site Assessments. Mortgagee (by its officers, employees and agents) at any time and from time to time, either prior to or after the occurrence of an Event of Default, may contract, at the expense of Mortgagor, for the services of Persons (the "Site Reviewers") to perform environmental site assessments and other tests ("Site Assessments") on all or any portion of the Mortgaged Property for the purpose of determining whether any environmental condition exists on any Mortgaged Property which could reasonably be expected to result in any liability, cost, or expense to Mortgagee or any owner, occupier, or operator of such Mortgaged Property. The Site Assessments may be performed at any time or times, upon reasonable notice, and under reasonable conditions established by Mortgagor which do not impede the performance of the Site Assessments. The Site Reviewers are hereby authorized to enter upon all or any portion of the Mortgaged Property for such purposes. The Site Reviewers are further authorized to perform both above and below the ground testing for environmental damage or the presence of Hazardous Substances on the Mortgaged Property and such other tests on the Mortgaged Property as may be necessary to conduct the Site Assessments in the reasonable opinion of the Site Reviewers. Mortgagor will supply to the Site Reviewers such historical and operational information regarding the Mortgaged Property as may be reasonably requested by the Site Reviewers to facilitate the Site Assessments and will make available for meetings with the Site Reviewers appropriate personnel having knowledge of such matters. On request, Mortgagee shall make the results of such Site Assessments available to Mortgagor, which, prior to an Event of Default, may at its election participate under reasonable procedures in the direction of such Site Assessments and the description of tasks of the Site Reviewers. The cost of performing all Site Assessments shall be paid by Mortgagor upon demand of Mortgagee and any such obligations shall be Indebtedness secured by this Deed of Trust.

            4.11 Uneconomic Wells. Should proceeds from the sale of production from any oil and/or gas well constituting part of the Mortgaged Property (net of production, severance and windfall profit taxes and royalties, overriding royalties and other payments out of or measured by production) not exceed the expense of operation of such well (including, but not limited to, operator's overhead, payments to contractors and suppliers, and annual taxes assessed on the basis of the value of the Property prorated on a monthly basis, but expressly excluding any portion of the cost of drilling or completing the relevant well or the cost of non-routine workover or remedial operations) for a period in excess of three consecutive calendar months, then, upon receipt by Mortgagor of written notification from Mortgagee, Mortgagor will (a) take all necessary steps to abandon the relevant well, or (b) provide from sources other than proceeds from the sale of production attributable to the Mortgaged Property (i.e., through borrowings or contractual commitments obtained from third parties not in violation of any provision of this Deed of Trust or any other Loan Document) the funds required to pay the share of Mortgagor of the expenses associated with the continuing operation of such well.

            4.12 Performance of Gas Contracts. Mortgagor will perform and observe in all material respects all of its obligations under each contract relating to the sale of gas produced from or attributable to the Mortgaged Property and will not, except in good faith and as the result of arm's length negotiations and with prior written notice to Mortgagee, change, modify, amend or waive any of the terms or provisions of any such contract or take any other action which would release any other party from its obligations or liabilities under any such contract.


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            4.13 Covenants Running with the Land. All covenants and agreements herein contained shall constitute covenants running with the Land.

                                   ARTICLE 5

                            DEFEASANCE, FORECLOSURE
                               AND OTHER REMEDIES

            5.1 Defeasance. Should the Indebtedness be paid, then the conveyance of the Mortgaged Property shall become of no further force and effect, and, at the request and expense of Mortgagor, the Lien granted hereunder shall be released, without recourse or warranty; otherwise, it shall remain in full force and effect.

            5.2 Events of Default. The occurrence of any Event of Default under the Credit Agreement shall constitute an Event of Default under this Deed of Trust.

            5.3 Acceleration and Exercise of Power of Sale.

            (a) Upon the occurrence of an Event of Default specified in Sections 7.1(f) or 7.1(g) of the Credit Agreement, the aggregate principal amount of all Indebtedness then outstanding and all interest accrued thereon shall automatically become immediately due and payable, without presentment, demand, protest, notice of protest, default or dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity, or other notice of any kind, all of which are hereby expressly waived by Mortgagor to the full extent permitted by applicable law. Upon the occurrence of any other Event of Default, Mortgagee may declare the aggregate principal amount of all Indebtedness then outstanding and all interest accrued thereon immediately due and payable, whereupon the same shall become immediately due and payable without presentment, demand, protest, notice of protest, default or dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity, or other notice of any kind, all of which are hereby expressly waived by Mortgagor to the full extent permitted by applicable law.

            (b) Upon the occurrence of any Event of Default or at any time thereafter while the Indebtedness or any part thereof remains unpaid, it shall be the duty of the Trustee, on request of Mortgagee (which request is hereby presumed), to enforce this Trust and, after advertising the time and place of the sale for at least 21 days prior to the day of sale, by posting or causing to be posted a written or printed notice thereof at the courthouse door and by filing a copy of such notice in the office of the county clerk of each county in which the Mortgaged Property or any part thereof may be situated, and serving written notice of the proposed sale on each debtor obligated to pay the Indebtedness according to the records of Mortgagee, by postage prepaid, certified United States mail, at the most recent address for such debtor as shown by the records of Mortgagee, at least 21 days prior to the day of sale, to sell the

      Mortgaged Property, either as a whole or in parcels, as the Trustee may deem proper, at public venue at the courthouse of the county in which the Mortgaged Property or any part thereof may be situated (and being the county designated in the notice of sale) on the first Tuesday of any month between the hours of 10:00 a.m. and 4:00 p.m., to the highest bidder for cash, and after such sale to execute and deliver to the purchaser or purchasers good and sufficient deeds and assignments, conveying such Property so sold to the purchaser or purchasers with general warranty of title made on behalf of Mortgagor. The Trustee, or his successor or substitute, is hereby authorized and empowered to appoint any one or more Persons as his attorneys-in-fact or agents to act as Trustee under him and in his name, place and stead, such appointment to be evidenced by a written instrument executed by the Trustee, or his successor or substitute, to perform any one or more act or acts necessary or incident to any sale under the power of sale hereunder, including, without limitation, the posting and filing of any notices, the conduct of the sale and the execution and delivery of any instruments conveying the Mortgaged Property as a result of the sale, but in the name and on behalf of the Trustee, or his successor or substitute; and all acts done or performed by such attorneys-in-fact or agents shall be valid, lawful and binding as if done or performed by the Trustee, or his successor or substitute. No single sale or series of sales by the Trustee shall extinguish the Lien or exhaust the power of sale hereunder except with respect to the items of Property sold, but such Lien and power shall exist for so long as and may be exercised in any manner by law or as herein provided as often as the circumstances require to give Mortgagee full relief hereunder. The purchaser at any such sale shall not assume, nor shall the heirs, legal representatives, successors or assigns of such purchaser, be deemed to have assumed, by reason of the acquisition of Property or rights mortgaged hereunder, any liability or obligation of any lessee or operator of the Mortgaged Property, or any part thereof, arising by reason of any occurrence taking place prior to such sale. It shall not be necessary to have present, or to exhibit at any such sale, any of the personal Property subject to the Lien hereof.

            5.4 Rights as Secured Party. Upon the occurrence of any Event of Default, Mortgagee shall be entitled to all of the rights, powers, and remedies afforded a secured party by the UCC with respect to the personal Property and fixtures and as-extracted collateral in which Mortgagee has been granted a security interest hereby, or Mortgagee may proceed in accordance with the provisions hereof as to both the real and personal Property covered hereby.

            5.5 Application of Proceeds of Sale. The Trustee is authorized to receive the proceeds of each sale of Mortgaged Property and apply the same as follows:

            FIRST: to the payment of all necessary costs and expenses incident to the execution of this Deed of Trust, including, but not limited to, a fee to the Trustee of 5% of the amount realized at the sale, if required by the Trustee;

            SECOND: to any and all Indebtedness then hereby secured, application to be made in such order and in such manner as Mortgagee may, in its discretion, elect;

            THIRD: the balance, if any, to Mortgagor or its successors or assigns, or other Person legally entitled thereto.

            5.6 Substitute Trustee. In the event of the death of the Trustee, or his removal from the State of Texas, or his failure, refusal, or inability for any reason to make any such sale or to perform any of the trusts herein declared, or at any time, whether with or without cause, Mortgagee may appoint, in writing, a substitute trustee who shall thereupon succeed to all the estates, rights, powers, and trusts herein granted to and vested in the Trustee. In the same events as first above stated, and in the same manner, successive substitute Trustees may thereafter be appointed.

            5.7 Statements by Trustee. It is agreed that in any deed or deeds given by any Trustee any and all statements of fact or other recitals therein made as to the identity of the holder or holders of the Indebtedness, or as to default in the payments thereof or any part thereof, or as to the breach of any covenants herein contained, or as to the request to sell, notice of sale, time, place, terms and manner of sale, and receipt, application, and distribution of the money realized therefrom, or as to the due and proper appointment of a substitute trustee, and, without being limited by the foregoing, as to any other or additional act or thing having been done by Mortgagee or the Trustee, shall be taken by all courts of law and equity as prima facie evidence that the statements or recitals state facts and are without further question to be so accepted. Mortgagor does hereby ratify and confirm any and all acts that the Trustee may lawfully do in the premises by virtue of the terms and conditions of this Deed of Trust.

            5.8 Suit to Collect and Foreclose. Mortgagee, at its election, or the Trustee, upon written request of Mortgagee, may proceed by suit or suits, at law or in equity, to enforce the payment of the Indebtedness in accordance with the terms hereof and of the notes, guaranties, or other documents evidencing it, and to foreclose the Lien of this Deed of Trust as against all or any portion of the Mortgaged Property and to have such Property sold under the judgment or decree of a court of competent jurisdiction.

            5.9 Mortgagee or Trustee as Purchaser. Mortgagee or the Trustee may be a purchaser of all or any portion of the Mortgaged Property at any sale thereof, whether such sale be under the power of sale hereinabove vested in the Trustee, upon any other foreclosure of the Lien hereof, or otherwise. Mortgagee or the Trustee so purchasing shall, upon any such purchase, acquire title to the Mortgaged Property so purchased, free of the Lien of this Deed of Trust and free of all rights of redemption in Mortgagor.

            5.10 Entry and Operation. Upon the occurrence of any Event of Default, then in each and every such case and in addition to the other rights and remedies hereunder, the Trustee or Mortgagee, whether or not the Indebtedness shall have become due and payable, may, but shall not be obligated to, enter into and upon and take possession of all or any portion of the Mortgaged Property and may exclude Mortgagor, its agents and servants wholly therefrom and have, hold, use, operate, manage, and control all or any portion of the Mortgaged Property and produce the oil, gas, and other minerals therefrom and market the same, all at the sole risk and expense of Mortgagor and at the expense of the Mortgaged Property, applying the net proceeds so derived, first, to the cost of maintenance and operation of such Mortgaged Property; second, to the payment of the Indebtedness, application to be made first to interest and then to principal; and the balance thereof, if any, shall be paid to Mortgagor. Upon such payment of all such costs and Indebtedness, the Mortgaged Property shall be returned to Mortgagor in its then condition, and neither the Trustee nor Mortgagee shall be liable to Mortgagor for any damage or injury to the Mortgaged Property except such as may be caused through the fraud or willful misconduct of the Trustee or Mortgagee, as the case may be.

            5.11 Power of Attorney to Mortgagee. Mortgagor does hereby designate Mortgagee as the agent of Mortgagor to act in the name, place, and stead of Mortgagor in the exercise of each and every remedy set forth herein and in conducting any and all operations and taking any and all action reasonably necessary to do so, recognizing such agency in favor of Mortgagee to be coupled with the interests of Mortgagee under this Deed of Trust and, thus, irrevocable so long as this Deed of Trust is in force and effect.

            5.12 Remedies Cumulative and Non-Exclusive. The rights of entry, sale, or suit, as hereinabove or hereinafter conferred, are cumulative of all other rights and remedies herein or by law or in equity provided, and shall not be deemed to deprive Mortgagee or the Trustee of any such other legal or equitable rights or remedies, by judicial proceedings or otherwise, appropriate to enforce the conditions, covenants, and terms of this Deed of Trust and the other Loan Documents. The employment of any remedy hereunder or otherwise shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

                                   ARTICLE 6

                            ASSIGNMENT OF PRODUCTION

            6.1 Assignment. In addition to the conveyance to the Trustee herein made, Mortgagor does hereby transfer, assign, deliver and convey unto Mortgagee, its successors and assigns, all of the oil, gas, and other minerals produced, saved, or sold from the Mortgaged Property and attributable to the interests of Mortgagor therein subsequent to 7:00 a.m. on the first day of the month in which this Deed of Trust is executed, together with the proceeds of any sale thereof. Mortgagor hereby directs any purchaser now or hereafter taking any production from the Mortgaged Property to pay to Mortgagee such proceeds derived from the sale thereof and to continue to make payments directly to Mortgagee until notified in writing by Mortgagee to discontinue the same. The purchaser of any such production shall not be required to see to the application of the proceeds thereof by Mortgagee, and payment made to Mortgagee shall be binding and conclusive as between such purchaser and Mortgagor. Mortgagor further agrees to perform all such acts and to execute all such further assignments, transfer and division orders, and other instruments as may be required or desired by Mortgagee or any other party to have such proceeds and revenues so paid to Mortgagee.

            6.2 Postponement of Payment. For its convenience, Mortgagee has elected not to exercise immediately its right to receive payment to it directly of the proceeds of any sale of the oil , gas and other minerals produced or sold from the Mortgaged Property and the purchasers may continue to make such payment or delivery of the proceeds to Mortgagor until such time as Mortgagor and the purchasers have received notice that an Event of Default has occurred and is continuing, and that the purchasers are directed to make payment or delivery of the proceeds directly to Mortgagee. Such failure by Mortgagee to exercise its rights immediately shall not in any way waive the right of Mortgagee to receive any of the proceeds, or to make any such demand, or to affect any such assignment as to any proceeds not theretofore paid or delivered to Mortgagor. In this regard, if any of the proceeds are paid or delivered directly to Mortgagee and then, at the request of Mortgagee, the proceeds are, for a period or periods of time, paid or delivered to Mortgagor, Mortgagee shall nevertheless have the right, effective upon written notice, to require that future proceeds be again paid or delivered directly to it. Mortgagee shall never be required to send any such notice to all purchasers, and may direct such notice only to those purchasers as it may, in its discretion, desire. It shall never be necessary for Mortgagee to institute legal proceedings to enforce the assignment of hydrocarbons, proceeds, or other rents, profits, or income contained in this instrument. It shall not be necessary for Mortgagee to obtain possession of the Mortgaged Property as a prerequisite to Mortgagee's right to collect or receive any hydrocarbons, other minerals, proceeds, or other rents, profits, or income assigned to Mortgagee under this instrument. Mortgagor and Mortgagee expressly agree and it is the express intention of Mortgagor and Mortgagee that in no event will any reduction in the obligations be measured by the fair market value of the hydrocarbons, other minerals, proceeds, or other rents, profits, or income assigned to Mortgagee under this instrument.

            6.3 Change of Purchaser. Should any purchaser taking the production from the Mortgaged Property fail to make prompt payment to Mortgagee in accordance with the provisions of Section 6.1, Mortgagee shall have the right, at the expense of Mortgagor, to demand a change of connection and to designate another purchaser with whom a new connection may be made, without any liability on the part of Mortgagee in making such selection, so long as ordinary care is used in the making thereof. Promptly upon such demand, Mortgagor shall take all necessary and appropriate action to effect such change of connection.

            6.4 Application of Proceeds. Mortgagor authorizes and empowers Mortgagee to receive, hold, and collect all sums of money paid to Mortgagee in accordance with the provisions of Section 6.1, and to apply the same as hereinafter provided, all without any liability or responsibility on the part of Mortgagee, save and except as to good faith in so receiving and applying such sums. Mortgagee may apply all sums received by Mortgagee pursuant to Section 6.1 to the payment of the Indebtedness, application to be made in such manner as Mortgagee may elect, regardless of whether the application so made shall exceed the payments of principal and interest then due as provided in the Loan Documents. After such application has been so made by Mortgagee, the balance of any such sums shall be paid to Mortgagor.

            6.5 No Postponement of Installments on Indebtedness. It is understood and agreed that should such payments provided for by Section 6.1 be less than the sum or sums then due on the Indebtedness, such sum or sums then due shall nevertheless be paid by Mortgagor in accordance with the provisions of the Loan Documents, and neither the assignment made pursuant to Section 6.1 nor any other provisions hereof shall in any manner be construed to affect the terms and provisions of the Loan Documents. Likewise, neither the assignment made pursuant to Section 6.1 nor any other provisions hereof shall in any manner be construed to affect the Liens, rights, title, and remedies herein granted securing the Indebtedness or the liability of Mortgagor therefor. The rights under this Article VI are cumulative of all other rights, remedies, and powers granted under this Deed of Trust and are cumulative of any other security which Mortgagee now holds or may hereafter hold to secure the payment of the Indebtedness.

            6.6 Turnover to Mortgagee. Should Mortgagor receive any of the proceeds of any sale of oil, gas, or other minerals produced, saved, or sold from the Mortgaged Property, which under the terms hereof should have been remitted to Mortgagee, Mortgagor will immediately remit same in full to Mortgagee.

            6.7 Release of Proceeds Upon Payment of Indebtedness. Upon payment in full of all Indebtedness and the termination of the Commitment, the remainder of such proceeds held by Mortgagee, if any, shall be paid over to Mortgagor upon demand, and a release of the interest hereby assigned will be made, without recourse or warranty, by Mortgagee to Mortgagor at its request and its expense.

            6.8 Duty of Mortgagee. Mortgagee shall not be liable for any failure to collect, or for any failure to exercise diligence in collecting, any funds assigned hereunder. Mortgagee shall be accountable only for funds actually received.

            6.9 Power of Attorney to Mortgagee. Mortgagor does hereby designate Mortgagee as the agent of Mortgagor to act in the name, place, and stead of Mortgagor for the purpose of taking any and all actions deemed by Mortgagee necessary for the realization by Mortgagee of the benefits of the assignment of production provided herein, recognizing such agency in favor of Mortgagee to be coupled with the interests of Mortgagee under this Deed of Trust and, thus, irrevocable so long as this Deed of Trust is in force and effect.

                                   ARTICLE 7

                                  MISCELLANEOUS

            7.1 Further Assurances. Upon request of Mortgagee, Mortgagor will promptly correct any defects, errors, or omissions in the execution or acknowledgment of this Deed of Trust or any other Loan Document, and execute, acknowledge, and deliver such other assurances and instruments as shall, in the opinion of Mortgagee, be necessary to fulfill the terms of this Deed of Trust.

            7.2 Interest. Any provision in any document that may be executed in connection herewith to the contrary notwithstanding, Mortgagee shall in no event be entitled to receive or collect, nor shall any amounts received hereunder be credited so that Mortgagee shall be paid, as interest a sum greater than that authorized by law. If any possible construction of this Deed of Trust or any Loan Document seems to indicate any possibility of a different power given to Mortgagee or any authority to ask for, demand, or receive any larger rate of interest, this clause shall override and control, and proper adjustments shall be made accordingly.

            7.3 Agreement as Entirety. This Deed of Trust, for convenience only, has been divided into Articles, Sections, and subsections. The rights, powers, privileges, duties, and other legal relations of Mortgagor, the Trustee, and Mortgagee shall be determined from this Deed of Trust as an entirety and without regard to the aforesaid division into Articles, Sections, and subsections and without regard to headings affixed to such Articles, Sections, or subsections.

            7.4 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural, and the plural shall likewise be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter when such construction is appropriate; and specific enumeration shall not exclude the general, but shall be construed as cumulative.

            7.5 Rights and Remedies Cumulative. All rights, powers, immunities, remedies, and Liens of Mortgagee existing and to exist hereunder or under any other instruments or at law or in equity and all other or additional security shall be cumulative and not exclusive, each of the other. Mortgagee shall, in addition to the rights and remedies herein expressly provided, be entitled to such other remedies as may now or hereafter exist at law or in equity for securing and collecting the Indebtedness, for enforcing the covenants herein, and for foreclosing the Liens hereof. Resort by Mortgagee to any right or remedy provided for hereunder or at law or in equity shall not prevent concurrent or subsequent resort to the same or any other right or remedy. No security heretofore, herewith, or subsequently taken by Mortgagee shall in any manner impair or affect the security given by this Deed of Trust or any security by endorsement or otherwise presently or previously given; and all security shall be taken, considered, and held as cumulative.

            7.6 Parties in Interest. This Deed of Trust shall be binding upon the parties and their respective heirs, administrators, legal representatives, successors, and assigns and shall inure to the benefit of the Mortgagee and its legal representatives, successors, and assigns. The terms used to designate any of the parties herein shall be deemed to include the heirs, administrators, legal representatives, successors, and assigns of such parties. The term "Mortgagee" shall also include any lawful owner, holder, or pledgee of any Indebtedness.

            7.7 Supplements. Without in any manner limiting the effect of
Section 1.4 or any other provisions of this Deed of Trust as to the binding effect of this Deed of Trust on after-acquired rights of Mortgagor, it is contemplated by the parties hereto that from time to time additional interests and properties may or will be added to the interests and properties subject to the Liens, rights, titles, and interests created by this Deed of Trust by means of supplemental indentures identifying this Deed of Trust and describing such interests and properties to be so added and included. Upon the execution of any such supplemental indenture, the Liens, rights, titles, and interests created herein shall immediately attach to and be effective with respect to any such interests and properties so described, the same as if such interests and properties had been specifically described herein, and such interests and properties being included in the term "Mortgaged Property," as used herein.

            7.8 Invalidity. In the event that any one or more of the provisions contained in this Deed of Trust shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Deed of Trust or any other Loan Document.

            7.9 Construction. All titles or headings to Articles, Sections, subsections, or other divisions of this Deed of Trust or the exhibits hereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, or other divisions, such other content being controlling as to the agreement among the parties hereto. Article, Section, subsection, and Exhibit references herein are to such Articles, Sections, subsections, and Exhibits of this Deed of Trust unless otherwise specified. The words "hereby," "herein," "hereinabove," "hereinafter," "hereinbelow," "hereof," and "hereunder" when used in this Deed of Trust shall refer to this Deed of Trust as a whole and not to any particular Article, Section, subsection, or provision of this Deed of Trust.

            7.10 Fixtures, Minerals and Accounts. Without in any manner limiting the generality of any of the foregoing hereof, some portions of the personal Property described hereinabove are or are to become fixtures on the Lands. In addition, the security interest created hereby under applicable provisions of the UCC attaches to minerals, including oil and gas, and accounts resulting from the sale thereof, at the wellhead or minehead located on the Lands.

            7.11 Financing Statement Filings. This Deed of Trust may be filed as provided in Article 9 of the UCC to assure that the security interests granted by this Deed of Trust are perfected. In this connection, this Deed of Trust may be presented to a filing officer under the UCC to be filed in the real estate records as a Financing Statement covering minerals and fixtures. Further, Mortgagor authorizes Mortgagee to execute and file at any time and from time to time any and all Financing Statements and amendments thereto in any UCC jurisdiction, pursuant to Article 9 of the UCC, as Mortgagee deems necessary in its sole discretion, in conjunction with this Deed of Trust, and Mortgagor expressly authorizes execution and filing of such Financing Statements by Mortgagee without need of signature or execution by Mortgagor.

            7.12 Addresses. For purposes of filing this Deed of Trust as a financing statement, the addresses for Mortgagor, as the debtor, and Mortgagee, as the secured party, are as set forth hereinabove.

            7.13 Counterparts. For the convenience of the parties, this Deed of Trust may be executed in multiple counterparts, each of which for all purposes shall be deemed, and may be enforced from time to time as, a chattel mortgage, real estate mortgage, deed of trust, security agreement, assignment or contract, or as one or more thereof. For recording purposes, various counterparts have been executed, and there may be attached to each such counterpart an Exhibit A containing only the description of the Mortgaged Property, or portions thereof, which relates to the county or state in which the particular counterpart is to be recorded. A complete, original counterpart of this Deed of Trust with a complete Exhibit A may be obtained from Mortgagee. Each of the counterparts hereof so executed shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

            7.14 No Waiver by Mortgagee. No course of dealing on the part of Mortgagee, its officers or employees, nor any failure or delay by Mortgagee with respect to exercising any of its rights or remedies hereunder shall operate as a waiver thereof nor shall the exercise or partial exercise of any such right or remedy shall preclude the exercise of any other right or remedy.

            7.15 Amendment of Prior Security Documents This Deed of Trust is intended, in part, as an amendment and restatement of those security documents described on Exhibit B hereto or which relate to security documents assigned to Mortgagee pursuant to the documents described on Exhibit B hereto (collectively, the "Prior Security Documents"), and the liens and security interests created by the Prior Security Documents are preserved and carried forward hereby.

            7.16 Governing Agreement. This Deed of Trust is made pursuant and subject to the terms and provisions of the Credit Agreement. In the event of a conflict between the terms and provisions of this Deed of Trust and those of the Credit Agreement, the terms and provisions of the Credit Agreement shall govern and control. The inclusion in this Deed of Trust of provisions not addressed in the Credit Agreement shall not be deemed a conflict, and all such additional provisions contained herein shall be given full force and effect.

            7.17 Special Provisions Applicable to Mortgaged Property in Oklahoma. The following special provisions shall apply to that portion of the Mortgaged Property situated in the State of Oklahoma:

            (a) The foreclosure and other remedial provisions of this Deed of Trust are subject to the applicable provisions of Oklahoma law.

            (b) Upon the occurrence of an Event of Default, prior to enforcing the trust created hereby, notice shall be properly and duly posted as required by the laws of the State of Oklahoma, after which the Mortgaged Property may be sold at public auction for cash. Accordingly, Mortgagee, personally or by its agents or attorneys, shall have the right and power, with or without first taking possession, to declare the Indebtedness due and payable, and to sell, to the extent permitted by law, at one or more sales, as an entirety or in parcels, as it may elect, the Mortgaged Property and all of the Mortgagor's estate, right, title and interest, claim and demand therein and right of redemption thereof, all at such place or places and otherwise in such manner and upon such notice as may be required by Title 46 Okla. Stat. Sections 40-48 (Oklahoma Power of Sale Mortgage Foreclosure Act) or other applicable law, or, in the absence of any such requirement, as Mortgagee may deem appropriate, and to make such conveyance to the purchaser or purchasers. Mortgagee may postpone the sale of all or any portion of such Property by public announcement at the time and place of such sale, and from time to time thereafter may further postpone such sale by public announcement made at the time of sale fixed by the preceding postponement. The right of sale hereunder shall not be exhausted by one or any sale, and Mortgagee may make other successive sales until all of the Mortgaged Property is legally sold.

            (c) In lieu of or in addition to exercising any power of sale hereinabove given, Mortgagee (whether or not the notice provided for in Title 46 Okla. Stat. Section 44 has been given by Mortgagee, but after the time for cure therein provided if such notice has been given) may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of the Mortgaged Property, or for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or to enforce the payment of the Indebtedness in accordance with the terms hereof and of the notes, guaranties, or other documents evidencing it, or for the enforcement of any other appropriate legal or equitable remedy. Should Mortgagee elect judicial foreclosure of this Deed of Trust in lieu of exercising the power of sale hereinabove granted, the Indebtedness shall, at the election of Mortgagee, become immediately due and payable without notice. Appraisement of the Mortgaged Property is hereby waived, or not waived, at the option of Mortgagee, such option to be exercised at or prior to the time judgment is rendered in any judicial foreclosure hereof. In case of any sale by virtue of judicial proceedings, the Mortgaged Property may be sold in one parcel and as an entirety or in such parcels, manner or order as Mortgagee in its sole discretion may elect.

            (d) To the full extent that it may be lawfully so agreed, Mortgagor for itself and for all who may claim under Mortgagor agrees that it will not at any time insist upon, plead, claim, or take the benefit or advantage of any stay, extension, or redemption law now or hereafter in force, in order to prevent or hinder the enforcement of this Deed of Trust or the sale of the Mortgaged Property, or any part thereof, pursuant thereto or the possession thereof by any purchaser at any such sale, but Mortgagor, for itself and all who may claim under it, insofar as it now or hereafter lawfully may, hereby waives the benefit of all such laws.

            (e) The Trustee herein shall be deemed to be a mortgagee acting on behalf of Mortgagee. The power of sale herein granted shall apply only to the extent permitted by the laws of the State of Oklahoma.

            (f) A POWER OF SALE HAS BEEN GRANTED IN THIS DEED OF TRUST. A POWER OF SALE MAY ALLOW THE MORTGAGEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR UNDER THIS DEED OF TRUST.

            7.18 Special Provisions Applicable to Mortgaged Property in Colorado. The following special provisions shall apply to that portion of the Mortgaged Property located in the State of Colorado:

            (a) The foreclosure and other remedy provisions of this Deed of Trust are subject to the provisions of Colorado law, particularly 1973 C.R.S. 38-37-101 et seq., as same may be amended or supplemented.

            (b) Any action taken with respect to Mortgaged Property located in the State of Colorado shall not require the signature of the Trustee for its effectiveness.

            (c) All words of grant and conveyance to the Trustee hereunder shall be construed as words of grant and conveyance unto and in favor of Mortgagee and the rights and authority granted to the Trustee hereunder may be enforced and asserted by Mortgagee in accordance with the laws of the State of Colorado and the same may be foreclosed at the option of Mortgagee as to any or all such portions of the Mortgaged Property in any manner permitted by the laws of the State of Colorado.

            (d) This Deed of Trust is granted and conveyed to secure the maximum amount of indebtedness of Mortgagor, which, at any time outstanding, shall not exceed $100,000,000.

            7.19 Special Provisions Applicable to Mortgaged Property in Mississippi. The following special provisions shall apply to that portion of the Mortgaged Property located in the State of Mississippi:

            (a) In the event any of the provisions of this Deed of Trust are contrary to the provisions of the laws of Mississippi, the provisions of this Deed of Trust are subject to the laws of Mississippi.

            (b) The non-judicial foreclosure and sale of any part of the Mortgaged Property located in the State of Mississippi shall be made at public outcry to the highest bidder for cash. Sale shall be made after having advertised for three consecutive weeks preceding the sale in a newspaper published in the county in which the Mortgaged Property is situated or, if none is so published, then in some newspaper having a general circulation therein, and by posting a notice for the same time at the courthouse of the same county. The Trustee may appoint or delegate any one or more Persons as agent to perform any act or acts necessary or incident to any sale held by the Trustee, including the posting of notices and the conduct of the sale, but in the name of and on behalf of the Trustee, his substitute or successor. Mortgagor waives the provisions of
      Section 89-1-55 of the Mississippi Code of 1972, as amended, insofar as this section restricts the right of the Trustee to offer at sale more than 160 acres at a time; and the Trustee may, in his discretion, offer the Mortgaged Property as a whole or in such part or parts as he may deem desirable regardless of the manner in which it may be described. Any sale made by the Trustee hereunder may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. If the Mortgaged Property is situated in two or more counties, or in two judicial districts of the same county, the Trustee shall have full power to select in which county or judicial district the sale of the Property is to be made, newspaper advertisement published and notice of sale posted, and the Trustee's selection shall be binding upon Mortgagor and Mortgagee. Any corporate officer of Mortgagee may declare Mortgagor to be in default and may request the Trustee to sell the Property.

            (c) The Trustee may not be a purchaser of the Mortgaged Properties.]

            7.20 Special Provision Applicable to Mortgaged Property in Montana. The following special provision shall apply to that portion of the Mortgaged Property located in the State of Montana:

            This Deed of Trust is granted and conveyed to secure the maximum amount of indebtedness of Mortgagor, which, at any time outstanding, shall not be in excess of $100,000,000.

            7.21 Special Provisions Applicable to Mortgaged Property in New Mexico. The following special provisions shall apply to that portion of the Mortgaged Property situated in the State of New Mexico:

            (a) All words of grant to the Trustee hereunder shall be construed as words creating a Lien in favor of Mortgagee on the Mortgaged Property situated in the State of New Mexico.

            (b) The redemption period under New Mexico law is hereby specifically shortened to one month in lieu of nine months.

            (c) This Deed of Trust is granted and conveyed to secure the maximum amount of indebtedness of Mortgagor, which, at any time outstanding, shall not be in excess of $100,000,000.

            7.22 Special Provisions Applicable to Mortgaged Property in North Dakota. The following special provisions shall apply to that portion of the Mortgaged Property located in the State of North Dakota:

            (a) The federal tax identification number for Mortgagor is 84-0637348 and 13-2929065.

            (b) MORTGAGOR AGREES THAT THIS DEED OF TRUST CONSTITUTES A COLLATERAL REAL ESTATE MORTGAGE PURSUANT TO NORTH DAKOTA CENTURY CODE, CHAPTER 35-03.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, this Deed of Trust is executed on the date of the acknowledgment below but effective as of the 19th day of December, 2002.

                                   MORTGAGOR AND BORROWERS (DEBTOR):

                                   PRIMEENERGY CORPORATION
                                   PRIMEENERGY MANAGEMENT CORPORATION
                                   PRIME OPERATING COMPANY,
                                   EASTERN OIL WELL SERVICE COMPANY
                                   SOUTHWEST OIL FIELD CONSTRUCTION COMPANY, each company represented by


                                   _____________________________________________
                                   Beverly A. Cummings
                                   Executive Vice President, Treasurer,
                                   and Chief Financial Officer of each of the companies listed above

STATE OF TEXAS                  Section
                                Section
COUNTY OF HARRIS                Section

      BEFORE ME, the undersigned authority, on this day personally appeared BEVERLY A. CUMMINGS, Executive Vice President, Treasurer, and Chief Financial Officer of each of PRIMEENERGY CORPORATION, a Delaware corporation, PRIMEENERGY MANAGEMENT CORPORATION, a New York corporation, PRIME OPERATING COMPANY, a Texas corporation, EASTERN OIL WELL SERVICE COMPANY, a West Virginia corporation, and SOUTHWEST OILFIELD CONSTRUCTION COMPANY, an Oklahoma corporation, on behalf of each of said corporations, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same for the purposes and consideration therein expressed, as the act and deed of each of such corporations, and in the capacity therein stated for each of said corporations.

      GIVEN UNDER MY HAND AND SEAL OF OFFICE this 19th day of December, 2002.


                                     ___________________________________________
                                     NOTARY PUBLIC in and for the State of Texas

                                    EXHIBIT A
                                       TO
                  MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT,
                FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION

            The designation "Working Interest" or "WI" when used in this Exhibit means an interest owned in an oil, gas, and mineral lease that determines the cost-bearing percentage of the owner of such interest. The designation "Net Revenue Interest" or "NRI" means that portion of the production attributable to the owner of a working interest after deduction for all royalty burdens, overriding royalty burdens or other burdens on production, except severance, production, and other similar taxes. The designation "Overriding Royalty Interest" or "ORRI" means an interest in production which is free of any obligation for the expense of exploration, development, and production, bearing only its pro rata share of severance, production, and other similar taxes and, in instances where the document creating the overriding royalty interest so provides, costs associated with compression, dehydration, other treating or processing, or transportation of production of oil, gas, or other minerals relating to the marketing of such production. The designation "Royalty Interest" or "RI" means an interest in production which results from an ownership in the mineral fee estate or royalty estate in the relevant land and which is free of any obligation for the expense of exploration, development, and production, bearing only its pro rata share of severance, production, and other similar taxes and, in instances where the document creating the royalty interest so provides, costs associated with compression, dehydration, other treating or processing or transportation of production of oil, gas, or other minerals relating to the marketing of such production.

            Any reference in this Exhibit to wells or units is for warranty of interest, administrative convenience, and identification and shall not limit or restrict the right, title, interest, or properties covered by this Deed of Trust. All right, title, and interest of Mortgagor in the properties described herein are and shall be subject to this Deed of Trust, regardless of the presence of any units or wells not described herein.

            The references to book or volume and page herein refer to the recording location of each respective Mortgaged Property described herein in the county where the land covered by the Mortgaged

                                    EXHIBIT A
                                       TO
                  MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT,
                FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION

                         OIL, GAS AND MINERAL INTERESTS

                  MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT,
                FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION

          (THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS)

                                      FROM

                             PRIMEENERGY CORPORATION
                   Taxpayer Identification Number: 84-0637348
                                       and
                       PRIMEENERGY MANAGEMENT CORPORATION
                   Taxpayer Identification Number: 13-2929065
                             (Mortgagor and Debtor)

                                       TO

                         Arthur R. Gralla, Jr., Trustee
                               for the benefit of

                            GUARANTY BANK, FSB, Agent
                          (Mortgagee and Secured Party)

                           Effective December 19, 2002

For purposes of filing this Deed of Trust as a financing statement, the mailing address of Mortgagor is One Landmark Square, Suite 1100, Stamford, Connecticut 06901-2605; the mailing address of Mortgagee is 333 Clay Street, Suite 4400, Houston, Texas 77002-4103.

                          * * * * * * * * * * * * * * *

This instrument, prepared by R. H. Walls, Jackson Walker L.L.P., 1401 McKinney, Suite 1900, Houston, Texas 77010, 713-752-4200, contains after-acquired property provisions and covers future advances and proceeds to the fullest extent allowed by applicable law.

ATTENTION OF RECORDING OFFICER: This instrument is a mortgage of both real and personal property and is, among other things, a Security Agreement and Financing Statement under the Uniform Commercial Code. This instrument creates a lien on rights in or relating to lands of Mortgagor which are described in Exhibit A hereto or in documents described in Exhibit A.

RECORDED DOCUMENT SHOULD BE RETURNED TO:

                              JACKSON WALKER L.L.P.
                            1401 McKinney, Suite 1900
                              Houston, Texas 77010
                            Attn.: Ms. Lorena Nichols